Exhibit 99.1

    Certification of Principal Executive Officer Pursuant to Section 1350 of
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                Chapter 63 of Title 18 of the United States Code
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     I, David D. Wesselink, Chairman and Chief Executive Officer of Metris

Companies Inc., certify that (i) the Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2003 fully complies with the requirements of

Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and (ii) the

information contained in the Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2003 fairly presents, in all material respects, the financial condition and results of operations of Metris Companies Inc.


                                    /s/ David D. Wesselink
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                                    David D. Wesselink
                                    Chairman and Chief Executive Officer
                                    (Principal Executive Officer)
                                    May 15, 2003